                                                                    EXHIBIT 3.31

                                STATE OF DELAWARE

                        OFFICE OF THE SECRETARY OF STATE                 PAGE 1

      I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF LIMITED LIABILITY COMPANY OF "DBA NEW MEXICO/TEXAS COMMUNICATIONS, LLC", FILED IN THIS OFFICE ON THE ELEVENTH DAY OF AUGUST, A.D. 1999, AT 9 O'CLOCK A.M.

                                       /s/ Edward J. Freel
         [SEAL]                        ----------------------------------------
                                       Edward J. Freel, Secretary of State
3082083   8100
                                       AUTHENTICATION: 9918184
991334819
                                                 DATE: 08-12-99

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                                                           STATE OF DELAWARE
                                                          SECRETARY OF STATE
                                                       DIVISION OF CORPORATIONS
                                                       FILED 09:00 AM 08/11/1999
                                                          991334819 - 3082083

                            CERTIFICATE OF FORMATION

                                       OF

                    DBA NEW MEXICO/TEXAS COMMUNICATIONS, LLC

            This Certificate of Formation of dba New Mexico/Texas
Communications, LLC (the "LLC"), dated as of August 11, 1999, is being duly executed and filed by Mark M. Sugino, as an authorized person, to form a limited liability company under the Delaware Limited Liability Company Act (6 Del. C.
Section 18-101, et seq.).

            FIRST: The name of the limited liability company formed hereby is

               DBA NEW MEXICO/TEXAS COMMUNICATIONS, LLC

            SECOND: The address of the registered office of the LLC in the State of Delaware is c/o Corporation Service Company, 1013 Centre Road, Wilmington, Delaware 19805.

            THIRD: The name and address of the registered agent for service of process on the LLC in the State of Delaware is Corporation Service Company, 1013 Centre Road, Wilmington, Delaware, 19805.

            IN WITNESS WHEREOF, the undersigned has executed this Certificate of Formation as of the date first above written.

                                                        /s/ Mark M. Sugino
                                                        ----------------------
                                                        Mark M. Sugino
                                                        Authorized Person
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                                                               STATE OF DELAWARE
                                                              SECRETARY OF STATE
                                                        DIVISION OF CORPORATIONS
                                                       FILED 09:00 AM 09/02/1999
                                                             991369417 - 3082083

                            CERTIFICATE OF AMENDMENT
                                       TO
                            CERTIFICATE OF FORMATION
                                       OF
                    DBA NEW MEXICO/TEXAS COMMUNICATIONS, LLC

      It is hereby certified that:

      1. The name of the limited liability company (hereinafter called the "limited liability company") is dba New Mexico/Texas Communications, LLC.

      2. The certificate of formation of the limited liability company is hereby amended by striking out Article First thereof and by substituting in lieu of said Article the following new Article:

            "FIRST: The name of the limited liability company formed hereby is DBA SOUTHWEST COMMUNICATIONS, LLC."

Executed on September 2, 1999

                                                     /s/ Michael Arana
                                                     -----------------
                                                     Michael Arana
                                                     Authorized Person


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STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 09:00 AM 12/06/1999
991521751 - 3082083

                            CERTIFICATE OF AMENDMENT
                                       TO
                            CERTIFICATE OF FORMATION
                                       OF
                        DBA SOUTHWEST COMMUNICATIONS, LLC

      It is hereby certified that:

      1. The name of the limited liability company (hereinafter called the "limited liability company") is dba Southwest Communications, LLC.

      2. The certificate of formation of the limited liability company is hereby amended by striking out Article First thereof and by substituting in lieu of said Article the following new Article:

            "FIRST: The name of the limited liability company formed hereby is VALOR TELECOMMUNICATIONS SOUTHWEST, LLC."

Executed on December 6, 1999

                                                     /s/ Michael A. Arana
                                                     --------------------
                                                     Michael A. Arana
                                                     Authorized Person